Page 1 of 5 pages
                                                        Exhibit Index on Page 3


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934






            Date of Report (Date of earliest event reported): May 24, 2001


                               AmBase Corporation
               (exact name of registrant as specified in its charter)



              Delaware                   1-7265                95-2962743
           (State or other           (Commission            (I.R.S. Employer
            jurisdiction             File Number)           Identification No.)
          of incorporation)



                 100 Putnam Green, Greenwich, CT                06830-6027
             (Address of principal executive offices)           (Zip Code)



    Registrant's telephone number, including area code:     (203) 532-2000

                        GREENWICH OFFICE PARK, BUILDING 2,
              51 WEAVER STREET, GREENWICH, CONNECTICUT  06831-5155

       (Former address of principal executive offices)  (Zip Code)

Item 5.  Other Events

AmBase Corporation (the "Company") announced today that a favorable ruling was received in a case regarding withholding taxes in connection with City Investing Company's ("City") finance subsidiary in the Netherlands Antilles for the years 1979 through 1985 ("Withholding Obligation"). The Internal Revenue Service ("IRS") contended the Withholding Obligation was due in a Notice of Deficiency issued on May 11, 1995 and the issue was pending in the United States Tax Court ("Tax Court"). Based on the Tax Court's decision, City is not liable for the payment of the Withholding Obligation. The IRS has not yet indicated if they will appeal the Tax Court's decision, but they have until August 21, 2001 to indicate their intention to file any appeal.

Based on the Tax Court's ruling and an evaluation of the IRS's contention, counsel has advised, that although the outcome of an appeal by the IRS, if any, can by no means be assured, City has a very strong case and should ultimately prevail. A final disposition of this issue in City's favor would have a material positive effect on the Company's Consolidated Statement of Operations and Financial Condition. Notwithstanding the Tax Court's ruling in the Withholding Obligation case, and counsel's opinion, it is not possible at this time to determine if the IRS will appeal the Tax Court's decision, the final disposition of this issue, when the issue will ultimately be resolved, or the final financial effect. If the IRS were to ultimately prevail on this issue on appeal, the Company could be liable for City's Withholding Obligation plus interest in excess of the Company's financial resources. A significant factor in determining the amount of the Company's ultimate liability in this matter is whether the Company is primarily liable for the Withholding Obligation and interest pursuant to a contractual arrangement between the Company and City. See AmBase Corporation v. City Investing Company Liquidating Trust, et. al., as further discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 as previously filed with the Securities and Exchange Commission.

Based on the above facts the Company's management, its tax advisors and legal counsel are analyzing the impact of these facts on the Company's financial statements.

A more detailed discussion of the Company's affairs will be included in the Company's Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2001 and can also be found in the previously filed Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2001, and the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits:

                  99.1   Copy of Registrant's press release dated May 24, 2001.
                  99.2   Copy of Registrant's press release dated May 24, 2001.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  AmBase Corporation




                           By:    John P. Ferrara
                                  Vice President, Chief Financial Officer
                                  and Controller
                                  (Principal Financial and Accounting Officer)


                               Date: May 24, 2001





                                  EXHIBIT INDEX



Exhibit                  Description                            Page No.
-------                  -----------                            --------

  99.1                Copy of Registrant's press release            4
                             dated May 24, 2001
  99.2                Copy of Registrant's press release            5
                             dated May 24, 2001